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                                                                  Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-81857, 333-81847, 333-81845 and 333-81841) of
WESCO International, Inc of our report dated February 23, 1998 relating to the financial statements of Bruckner Supply Company, Inc., which appears in this Form 10-K.

                                                 /s/ Anchin, Block & Anchin

New York, New York
March 29, 2000